SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 29, 2003



                                  Duratek, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    0-14292                  22-2427618
-----------------------------      ----------------       ---------------------
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
    of Incorporation)                  Number)            Identification Number)



      10100 Old Columbia Road, Columbia, Maryland        21046
      --------------------------------------------------------------------
       (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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                                  DURATEK, INC.

Item 7.      Financial Statements, Pro forma Financial Information and Exhibits.

(c) Exhibits.

     99.1 Duratek, Inc. press release dated April 29, 2003 with respect to the Company's financial results for the fiscal quarter ended March 30, 2003.


Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition).

     The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

     On April 29, 2003, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the fiscal quarter ended March 30, 2003. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DURATEK, INC.


Date: April 29, 2003                            By: /s/ Robert F. Shawver
                                                   -----------------------
                                                Robert F. Shawver
                                                Executive Vice President and
                                                Chief Financial Officer

Exhibit Index

99.1              Press Release dated April 29, 2003 issued by Duratek, Inc.